Exhibit 10.16

The First National Bank of Mifflintown

Split Dollar Agreement

First Amendment

FIRST AMENDMENT

TO THE

THE FIRST NATIONAL BANK OF MIFFLINTOWN

SPLIT DOLLAR AGREEMENT

DATED MAY 14, 2002

FOR

NANCY BRATTON

THIS FIRST AMENDMENT is entered into this 14 day of December, 2010, by and between THE FIRST NATIONAL BANK OF MIFFLINTOWN, a federally-chartered commercial bank located in Mifflintown, Pennsylvania (the “Company”), and NANCY BRATTON (“Director”).

WHEREAS, the Company and Director executed the Split Dollar Agreement on May 14, 2002 (the “Agreement”);

WHEREAS, Article 7 of the Agreement provides that the Agreement may be amended upon mutual consent of the parties thereto;

WHEREAS, the life insurance policy originally subject to the Agreement has been exchanged for a new policy, which continues to be subject to the Agreement; and

WHEREAS, the parties anticipate the possibility of future policy exchanges;

NOW, THEREFORE, it is agreed by and between the Company and the Director as follows:

Section 1.1 of the Agreement shall be amended and replaced as follows:

1.1	“Insurer” means the insurance company issuing the Policy on the life of the Director.

Section 1.2 of the Agreement shall be amended and replaced as follows:

1.2	“Policy” or “Policies” means the individual insurance policy or policies adopted by the Company for purposes of insuring the Director’s life under this Agreement.

All references in the Agreement to Jefferson Pilot Financial and to Policy Number AH5215608 shall be hereinafter disregarded.

The First National Bank of Mifflintown

Split Dollar Agreement

First Amendment

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date indicated above.

DIRECTOR:	COMPANY:

THE FIRST NATIONAL BANK OF MIFFLINTOWN

/s/ Nancy Bratton	By	/s/ John P. Henry, III
NANCY BRATTON	Title	Chairman

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